EMPOWER FUNDS, INC.
EMPOWER SECUREFOUNDATION® BALANCED FUND
Schedule of Investments
As of September 29, 2023 (Unaudited)
Shares		Fair Value
BOND MUTUAL FUNDS
36,979,778	Empower Bond Index Fund Institutional Class(a)	$292,879,833

TOTAL BOND MUTUAL FUNDS — 35.07% (Cost $358,783,380)		$292,879,833
EQUITY MUTUAL FUNDS
11,736,153	Empower International Index Fund Institutional Class(a)	115,131,661
20,778,684	Empower S&P 500® Index Fund Institutional Class(a)	173,294,218
12,493,641	Empower S&P Mid Cap 400® Index Fund Institutional Class(a)	97,575,339
12,935,833	Empower S&P Small Cap 600® Index Fund Institutional Class(a)	76,450,774
3,974,072	Fidelity® Emerging Markets Index Fund Institutional Class	38,111,350

TOTAL EQUITY MUTUAL FUNDS — 59.94% (Cost $527,745,106)		$500,563,342
Account Balance		Fair Value
FIXED INTEREST CONTRACT
41,879,721(b)	Empower of America Contract(a) 1.70%(c)	$ 41,879,721

TOTAL FIXED INTEREST CONTRACT — 5.02% (Cost $41,879,721)		$41,879,721
TOTAL INVESTMENTS — 100.03% (Cost $928,408,207)		$835,322,896
OTHER ASSETS & LIABILITIES, NET — (0.03)%		$(283,360)
TOTAL NET ASSETS — 100.00%		$835,039,536

(a)	Issuer is considered an affiliate of the Fund, see Notes to Schedule of Investments.
(b)	Account Balance and Cost represent net deposits.
(c)	Variable rate contract which is not based on a published reference rate and spread, but determined by the issuer and is based on current market conditions. Interest rate shown reflects the rate in effect at September 29, 2023. See Notes to Schedule of Investments.
See Notes to Schedule of Investments.

September 29, 2023

EMPOWER FUNDS, INC.
EMPOWER SECUREFOUNDATION® BALANCED FUND
Notes to Schedule of Investments (Unaudited)

Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund's securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Funds valuation designee to make all fair value determinations with respect to the Funds investments, subject to oversight by the Board of Directors.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Investments in fixed interest contracts issued by Empower of America (Empower of America Contract) are valued at the amount of net deposits plus accrued interest, determined on a daily basis. The Empower of America Contract is backed by the general account of Empower of America.
The Fund classifies valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of September 29, 2023, the Fund’s investments in the underlying mutual funds are valued using Level 1 inputs. The Fund’s investment in the Empower of America Contract is valued using Level 2 inputs. More information regarding the Fund’s sector classifications are included in the Schedule of Investments.
Fund-of-Funds Structure Risk
Since the Fund invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Fund. To the extent the Fund invests more of its assets in one underlying fund than another, the Fund will have greater exposure to the risks of that underlying fund.
Transactions with Affiliates
The Fund may invest in the Empower of America Contract pursuant to exemptive relief issued by the U.S. Securities and Exchange Commission. The Empower of America Contract has a stable principal value and accrues a fixed rate of interest, which is reflected in the daily valuation of the Fund. Empower of America calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). As a result of Empower of America being an affiliated entity, the Fund is exposed to the risk of unanticipated industry conditions as well as risks specific to a single corporation. If Empower of America were to become insolvent, the Empower of America Contract would be settled commensurate with other policy holder obligations.
The amounts deposited will accrue interest at a declared rate of interest, adjustable on a calendar quarter or other periodic basis, guaranteed to be no less than 1.00%.The investment in the Empower of America Contract may be terminated by

September 29, 2023

Empower of America or the Fund upon 7 days prior written notice. The guaranteed interest rate paid will be at least as favorable as the guaranteed interest rate paid on other similar products issued by Empower of America.
The following table is a summary of the transactions for each underlying investment during the period ended September 29, 2023, in which the issuer was an affiliate of the Fund, as defined in the Investment Company Act of 1940 (1940 Act).
Empower SecureFoundation® Balanced Fund
Affiliate	Shares Held/ Account Balance 09/29/2023	Value 12/31/2022	Purchase Cost	Sales Cost	Net Realized Gain (Loss)	Net Change Unrealized Appreciation (Depreciation)	Dividends and Interest Received	Distributions Received	Value 09/29/2023
BOND MUTUAL FUNDS 35.07%
Empower Bond Index Fund Institutional Class	36,979,778	$305,659,569	$28,970,416	$33,977,003	$(4,382,263)	$(7,773,149)	$8,870,524	$-	$292,879,833
					(4,382,263)	(7,773,149)	8,870,524	0	292,879,833
EQUITY MUTUAL FUNDS 55.38%
Empower International Index Fund Institutional Class	11,736,153	122,381,928	3,962,129	19,571,764	(305,262)	8,359,368	176,054	-	115,131,661
Empower S&P 500® Index Fund Institutional Class	20,778,684	183,791,036	8,762,977	41,636,638	(4,606,768)	22,376,843	3,022,582	-	173,294,218
Empower S&P Mid Cap 400® Index Fund Institutional Class	12,493,641	103,291,898	10,201,867	15,653,573	2,643,559	(264,853)	1,320,177	-	97,575,339
Empower S&P Small Cap 600® Index Fund Institutional Class	12,935,833	80,703,653	10,855,295	10,798,646	2,920,000	(4,309,528)	901,394	-	76,450,774
					651,529	26,161,830	5,420,207	0	462,451,992
FIXED INTEREST CONTRACT 5.02%
Empower of America Contract	41,879,721	44,088,286	2,600,714	5,346,776	-	-	537,497	-	41,879,721
					0	0	537,497	0	41,879,721
				Total	$(3,730,734)	$18,388,681	$14,828,228	$0	$797,211,546

September 29, 2023